WESTERN ASSET FUNDS, INC.

SUPPLEMENT DATED JUNE 14, 2010

TO THE SUMMARY PROSPECTUS DATED APRIL 30, 2010 OF

WESTERN ASSET INTERMEDIATE PLUS BOND PORTFOLIO

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus dated April 30, 2010, as supplemented on June 14, 2010 and as may be amended or further supplemented, the fund’s statement of additional information, dated April 30, 2010, as supplemented on May 21, 2010 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2009, are incorporated by reference into this Summary Prospectus.

WASX012753